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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  MAY 25, 1995


                            URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 0-17171          75-2212772
(State or other jurisdiction      (Commission      (I.R.S. Employer
of incorporation)                 File Number)     Identification No.)


12750 MERIT DRIVE, SUITE 1020, DALLAS, TEXAS       75251
(Address of principal executive offices)           Zip Code


Registrant's telephone number, including area code:    214-387-7777




               12750 MERIT DRIVE, SUITE 1210, DALLAS, TEXAS 75251
         (Former name or former address, if changed since last report)



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              Exhibit Index Begins on Sequentially Numbered Page 4
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ITEM 5.  OTHER EVENTS.

         On May 25, 1995, the Registrant issued a press release announcing that it had consummated a $6 million loan from mutual funds managed by Ryback Management Company. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     EXHIBITS.

                 (99)     Additional Exhibits.

                 99.1 - Press Release announcing that the Registrant consummated a $6 million loan from mutual funds managed by Ryback Management Company.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        URANIUM RESOURCES, INC.




Date:    May 31, 1995                   /s/ Paul K. Willmott
                                        ---------------------------------
                                        Paul K. Willmott
                                        President, Chief Financial and
                                        Accounting Officer, and Treasurer





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                                 EXHIBIT INDEX

Exhibit No.               Exhibit Description
- - -----------               -------------------
  99.1                    Press Release announcing that the Registrant
                          had consummated a $6 million loan from mutual
                          funds managed by Ryback Management Company.





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